UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2007

Footstar, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard
Mahwah New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code):   (201) 934-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 27, 2007, Footstar, Inc. issued the press release attached as Exhibit 99.1 announcing the declaration of a $5.00 per common share cash distribution, payable on April 30, 2007 to holders of record at the close of business on April 13, 2007.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release of Footstar, Inc., dated March 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Footstar, Inc.

Date: March 27, 2007	By:	/s/ Maureen Richards
	Name:	Maureen Richards
	Title:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Footstar, Inc., dated March 27, 2007.